UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2012

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut	06828-0001

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 9, 2012, General Electric Company (the “Company”) closed the public offering of $2,000,000,000 aggregate principal amount of 0.850% Notes due 2015 (the “2015 Notes”), $3,000,000,000 aggregate principal amount of 2.700% Notes due 2022 (the “2022 Notes”) and $2,000,000,000 aggregate principal amount of 4.125% Notes due 2042 (the “2042 Notes” and together with the 2015 Notes and the 2022 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated October 1, 2012, by and among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein.

The Notes were issued pursuant to a senior note indenture, dated as of October 9, 2012 (the “Base Indenture”), as supplemented by company orders and officer's certificates of the Company, dated as of October 9, 2012 (the “Company Orders and Officer’s Certificates” and together with the Base Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as trustee.

The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-177804), including a base prospectus (the “Registration Statement”), as supplemented by a preliminary prospectus supplement, filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2012, and a final prospectus supplement, filed with the SEC on October 2, 2012. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

The foregoing description of the Notes, the Underwriting Agreement, the Indenture and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated October 1, 2012, by and among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein

4.1	Senior Note Indenture, dated October 9, 2012, by and between the Company and The Bank of New York Mellon, as trustee

4.2	Company Order and Officer’s Certificate of the Company, 0.850% Notes due 2015, dated October 9, 2012

4.3	Company Order and Officer’s Certificate of the Company, 2.700% Notes due 2022, dated October 9, 2012

4.4	Company Order and Officer’s Certificate of the Company, 4.125% Notes due 2042, dated October 9, 2012

4.5	Form of 0.850% Note due 2015

4.6	Form of 2.700% Note due 2022

4.7	Form of 4.125% Note due 2042

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL ELECTRIC COMPANY
(Registrant)

	By:	/s/ Jamie S. Miller

Jamie S. Miller Vice President, Controller and Chief Accounting Officer

Date: October 9, 2012